INVESCO GLOBAL HEALTH SCIENCES FUND

                     6,081,223 Shares of Beneficial Interest
                Issuable Upon Exercise of Non-Transferable Rights
               to Subscribe for Such Shares of Beneficial Interest


                            DEALER MANAGER AGREEMENT




                                          New York, New York
                                          May 24, 1999


PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Ladies and Gentlemen:

     Each of INVESCO Global Health Sciences Fund, a Massachusetts business trust (the "Fund"), and INVESCO Funds Group, Inc., a Delaware corporation (the "Investment Manager"), hereby confirms the agreement with and appointment of PaineWebber Incorporated to act as dealer manager (the "Dealer Manager") in connection with the issuance by the Fund to the holders of record (the
"Holders") of common shares of beneficial interest of the Fund (the "Common Shares") at the close of business on the record date set forth in the Prospectus (as defined herein) (the "Record Date") non-transferable rights entitling such Holders to subscribe for up to 6,081,223 new shares (each a "Share" and, collectively, the "Shares") of the Common Shares of the Fund (the "Offer"). Pursuant to the terms of the Offer, the Fund is issuing each Holder one non-transferable right (each a "Right" and, collectively, the "Rights") for every five Common Shares held by such Holder on the Record Date. The Fund will issue one Right to Holders owning less than five Common Shares on the Record Date. Such Rights entitle Holders to acquire during the subscription period set forth in the Prospectus (the "Subscription Period"), at the price set forth in such Prospectus (the "Subscription Price"), one Share for each Right exercised on the terms and conditions set forth in such Prospectus. No fractional rights or shares will be issued. Any Holder who fully exercises all Rights initially issued to such Holder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in the Prospectus. Pursuant to the Over-Subscription Privilege, the Fund may, at its discretion, increase the number of Shares subject to subscription by up to 25%, or 1,520,306 Shares, for an aggregate total of 7,601,529 Shares.

     The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (Nos. 333-75831 and 811-06476) and a related preliminary prospectus and preliminary statement of additional information under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission under the Investment Company Act and the Securities Act (the "Rules and Regulations"), and has filed such amendments to such registration statement on Form N-2, if any, and such amended preliminary prospectuses and preliminary statements of additional information as may have been required to the date hereof. If the registration statement has not become effective, a further amendment to such registration statement, including forms of a final prospectus and final statement of additional information, necessary to permit such registration statement  to  become  effective  will  promptly  be filed by the Fund  with the
Commission. If the registration statement has become effective and any prospectus or statement of additional information contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Rules and Regulations, a final prospectus and final statement of additional information containing such omitted information will promptly be filed by the Fund with the Commission in accordance with Rule 497(h) of the Rules and Regulations. The term "Registration Statement" means the registration statement, as amended, at the time it becomes or became effective, including financial statements and all exhibits and all documents, if any, incorporated therein by reference, and any information deemed to be included by Rule 430A. The term "Prospectus" means the final prospectus and final statement of additional information in the forms filed with the Commission pursuant to Rule 497(c), (e),
(h) or (j) of the Rules and Regulations, as the case may be, as from time to time amended or supplemented pursuant to the Securities Act. The Prospectus and letters to beneficial owners of Common Shares of the Fund, subscription certificates and other forms used to exercise rights, brochures, wrappers, any letters from the Fund to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Fund may use, approve, prepare or authorize for use in connection with the Offer, are collectively referred to hereinafter as the "Offering Materials".

            1.  REPRESENTATIONS AND WARRANTIES.

                  (a) Each of the Fund and the Investment Manager represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the date of the commencement of the Offer (such later date being hereinafter referred to as the "Representation Date") and as of the Expiration Date (as defined below) that:

                         (i) the Fund  meets  the  requirements  for use of
                    Form N-2 under the Securities Act and the Investment Company Act and the Rules and Regulations. At the time the Registration Statement became or becomes effective, the Registration Statement did or will contain all statements required to be stated therein in accordance with and did or will comply in all material respects with the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. From the time the Registration Statement became or becomes effective through the expiration date of the Offer set forth in the Prospectus (the "Expiration Date"), the Prospectus and the other Offering Materials will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements relating to the Dealer Manager in, or omissions from the Registration Statement, Prospectus or Offering Materials relating to the Dealer Manager, made in reliance upon and in conformity with information furnished to the Fund in writing by the Dealer Manager expressly for use in the Registration Statement, Prospectus or Offering Materials, such information being as set forth in Section 7(h) hereof.

                         (ii) the Fund has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, has full power and authority (corporate and other) to own its properties and to conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, the "Licenses and Permits") necessary to carry on its business as contemplated in the Prospectus, and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse change to the Fund's business, properties, financial position or results of operations. The Fund has no subsidiaries.

                         (iii) the  Fund  is  duly   registered   with  the
                    Commission under the Investment Company Act as a closed-end, diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of the Fund's knowledge, threatened by the Commission, all required action has been taken under the Securities Act, the Investment Company Act to make the public offering and consummate the issuance of the Rights and the issuance and sale of the Shares by the Fund upon exercise of the Rights, and the provisions of the Fund's declaration of trust and by laws comply as to form in all material respects with the requirements of the Investment Company Act and the rules and regulations thereunder.

                         (iv) PricewaterhouseCoopers LLP, the independent accountants who audited the financial statements of the Fund set forth or incorporated by reference in the Registration Statement and the Prospectus, are
                    independent public accountants as required by the Securities Act, the Investment Company Act and the Rules and Regulations.

                         (v) the financial statements of the Fund set forth
                    or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Fund as of the dates or for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis; and the information set forth in the Prospectus under the headings "Fee Table" and "Financial Highlights" presents fairly in all material respects the information stated therein.

                        (vi) the Fund has an authorized capitalization as set forth in the Prospectus; the outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Shares of Beneficial Interest"; the Rights have been duly authorized by all requisite action on the part of the Fund for issuance pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Fund for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Fund pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights.

                         (vii)  except  as set  forth  in  the  Prospectus,
                    subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Fund has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Fund, (B) there has not been any material change in the Common Shares or long-term debt of the Fund, if any, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Fund (excluding fluctuations in the Fund's net asset value due to investment activities in the ordinary course of business) and (C) there have been no dividends or distributions paid or declared in respect of the Fund's Common Shares.

                         (viii) there is no pending or, to the best of the Fund's knowledge, threatened action, suit or proceeding that may materially affect the Fund or to which the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might result in any material adverse change in the Fund's condition (financial or other), business prospects, net worth or results of operations, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

                         (ix) there are no  franchises,  contracts or other
                    documents of the Fund required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

                         (x)  each of this agreement (the "Agreement"), the
                    Subscription Agency Agreement (the "Subscription Agency Agreement") dated as of May 24, 1999 between the Fund and EquiServe, Inc. (the "Subscription Agent"), the Information Agent Agreement (the "Information Agent Agreement") dated as of May 24, 1999 between the Fund and Shareholder Communications Corp. (the "Information Agent"), the Investment Management Agreement dated as of February 4, 1999 between the Fund and the Investment Manager (the "Management Agreement"), the Custodian Agreement dated as of January 23, 1992 between the Fund and State Street Bank and Trust Company ("State Street") (the "Custodian Agreement"), the Transfer Agency and Service Agreement dated as of January 16, 1992 between the Fund and State Street (the "Transfer Agency Agreement"), and the Administration Agreement between the Fund and the Investment Manager dated as of February 28, 1997 and as amended November 1, 1998 (the "Administration Agreement") (collectively, all the foregoing are the "Fund Agreements") has been duly authorized, executed and delivered by the Fund; each of the Fund Agreements complies with all applicable provisions of the Investment Company Act and the Investment Advisers Act
                    of 1940, as amended (the "Advisers Act") and the rules and regulations under such Acts; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Fund, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                         (xi) neither the  issuance of the Rights,  nor the
                    issuance and sale of the Shares, nor the execution and delivery by the Fund of the Fund Agreements, nor the performance and consummation by the Fund of any other of the transactions contemplated in the Fund Agreements or any sub-custodial arrangements entered into pursuant to the Custodian Agreement, nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the declaration of trust or bylaws of the Fund or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Fund or any of its properties.

                         (xii) no consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body, whether foreign or domestic, is required for the consummation by the Fund of the transactions contemplated by the Fund Agreements or the Registration Statement, except such as have been obtained, or if the registration statement filed with respect to the Shares is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Investment Company Act, the Securities Act, and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                         (xiii) the Common Shares have been duly listed on the New York Stock Exchange and prior to their issuance the Shares will have been duly approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

                         (xiv)  the Fund  (A) has not  taken,  directly  or
                    indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the antimanipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of the exercises of Rights pursuant to this Agreement); PROVIDED THAT any action in connection with the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1(a)(xiv).

                         (xv) the Fund has  complied  in all  previous  tax
                    years, and intends to direct the investment of the proceeds of the offering described in the Registration Statement and the Prospectus in such a manner as to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

                  (b) The Investment Manager represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

                    (i) the Investment  Manager has been duly  incorporated
               and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and to conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business and to enable the Investment Manager to continue to supervise investments in securities as contemplated in the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse change to the Investment Manager's business, properties, financial position or results of operations.

                    (ii) the  Investment  Manager is duly  registered as an
               investment adviser under the Advisers Act and is not prohibited by the Investment Company Act or the Advisers Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement.

                    (iii) each of this Agreement and the Management Agreement has been duly authorized, executed and delivered by the Investment Manager, complies in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Manager, subject to the qualification that the enforceability of the Investment Manager's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    (iv)   neither  the   execution   or  delivery  by  the
               Investment Manager of this Agreement or the Management Agreement, nor the performance and consummation by the Investment Manager of its obligations under this Agreement or the Management Agreement, nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Manager under the charter or bylaws of the Investment
               Manager or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Investment Manager is a party or by which it may be bound or to which any of the property or assets of the Investment Manager is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Investment Manager or any of its properties.

                    (v) there is no pending or, to the best of the Investment Manager's knowledge, threatened action, suit or proceeding affecting the Investment Manager or to which the Investment Manager is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic that would materially affect the Investment Manager's ability to perform its obligations under this Agreement or under the Management Agreement.

                    (vi) no consent, approval, authorization,  notification
               or order of, or any filing with, any court or governmental agency or body, whether foreign or domestic, is required for the consummation by the Investment Manager of the transactions contemplated by this Agreement or the Management Agreement.

                    (vii) the Investment Manager (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Shares,
               (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares (except for the solicitation of exercises of Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the antimanipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of exercises of Rights pursuant to this Agreement); PROVIDED THAT any action in connection with the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1(b)(vii).

                  (c) Any certificate  required by this Agreement that is signed by any officer of the Fund and the Investment Manager and delivered to the Dealer Manager or counsel for the Dealer Manager shall be deemed a representation and warranty by the Fund and the Investment Manager, as the case may be, to the Dealer Manager, as to the matters covered thereby.

            2. AGREEMENT TO ACT AS DEALER MANAGER.

                  (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

                    (i) The Fund  hereby  appoints  the Dealer  Manager and
               other soliciting dealers entering into a Soliciting Dealer Agreement, in the form attached hereto as Exhibit A, with the Dealer Manager (the "Soliciting Dealers"), and the

               Dealer Manager hereby agrees to solicit the exercise of Rights, in accordance with the Securities Act, the Investment Company Act and the Exchange Act, and its customary practice, the exercise of the Rights, subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of such Soliciting Dealer Agreement; and

                    (ii) The Fund agrees to furnish, or cause to be furnished, to the Dealer Manager, lists, or copies of those lists, showing the names and addresses of, and number of Common Shares held by, Holders as of the Record Date, and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person except to securities brokers and dealers that have been requested by the Dealer Manager to solicit exercises of Rights.

                  (b) The Dealer Manager agrees to provide to the Fund, in addition to the services described in paragraph (a) of this Section 2, financial advisory and marketing services in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager's out-of-pocket expenses as described in
Section 5 of this Agreement, will be payable by the Fund, or any other party hereto, to the Dealer Manager in connection with the financial advisory and marketing services provided by the Dealer Manager pursuant to this Section 2(b).

                  (c) The Fund and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of Rights and the performance of financial advisory and marketing services for the Fund contemplated by this Agreement.

                  (d) In rendering the services contemplated by this Agreement, the Dealer Manager will not be subject to any liability to the Fund or the Investment Manager or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person, and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined by a court of competent jurisdiction to have resulted primarily from the bad faith, willful misconduct or gross negligence of the Dealer Manager or by reason of the intentional failure to perform substantially the obligations and duties of the Dealer Manager under this Agreement.

            3. DEALER  MANAGER AND  SOLICITATION  FEES.  In full payment for the solicitation, financial advisory and marketing services rendered and to be rendered hereunder by the Dealer Manager, the Fund agrees to pay the Dealer
Manager a fee (the "Dealer Manager Fee") equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow solicitation fees (the
"Solicitation Fees") to Soliciting Dealers equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager agrees to reallow the Solicitation Fees to the broker-dealer designated on the applicable portion of the form used by the Holder to exercise Rights and the Over-Subscription Privilege, provided that such broker-dealer has entered into a Soliciting Dealer Agreement, and if no broker-dealer is so designated or a broker-dealer is otherwise not entitled to receive compensation pursuant to the terms of the Soliciting Dealer Agreement, then the Dealer Manager shall retain such Solicitation Fees for Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Payment to the Dealer Manager by the Fund will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on each date on which the Fund issues Shares after the Expiration Date. Payment to a Soliciting Dealer will be made by the Dealer Manager directly to such Soliciting Dealer by check to an address identified by such Soliciting Dealer. Such payments shall be made on or before the tenth business day following the day of final payment for Shares as set forth in the Prospectus.

            4.  OTHER AGREEMENTS.

                    (a) The Fund covenants with the Dealer Manager as follows:

                    (i) The Fund  will use its best  efforts  to cause  the
               Registration Statement to become effective and to maintain its effectiveness under the Securities Act, and will advise the Dealer Manager promptly as to the time at which the Registration Statement and any amendments thereto (including any post-effective amendment) becomes so effective.

                    (ii) The Fund will  notify,  and  confirm the notice in
               writing to, the Dealer Manager immediately (A) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment),
               (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (E) of the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction. The Fund will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                    (iii) The Fund will give the Dealer  Manager  notice of
               its intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Fund proposes for use by the Dealer Manager in connection with the Offer, which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 497(c), (e) or (h) of the Rules and Regulations), whether pursuant to the Investment Company Act, the Securities Act, or otherwise, and will furnish the Dealer Manager with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Manager or counsel for the Dealer Manager shall reasonably object.

                    (iv) The Fund  will,  without  charge,  deliver  to the
               Dealer Manager, as soon as practicable, the number of copies (one of which is manually executed) of the Registration Statement as originally filed and of each amendment thereto as it may reasonably request, in each case with the exhibits filed therewith.

                    (v) The  Fund  will,  without  charge,  furnish  to the
               Dealer Manager, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Manager may reasonably request for the purposes contemplated by the Securities Act or the Rules and Regulations.

                    (vi) If any event  shall  occur as a result of which it
               is necessary, in the reasonable opinion of counsel for the Dealer Manager, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Holder, the Fund will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Manager a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to the Prospectus (in form and substance satisfactory to counsel for the Dealer Manager), at the Fund's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Holder, not misleading.

                    (vii) The Fund will  cooperate in  connection  with the
               Dealer Manager's and its counsel's endeavor to qualify the Rights and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Manager may designate and cooperate in the maintenance of such qualifications in effect for the duration of the Offer; PROVIDED, HOWEVER, that the Fund will not be obligated to file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Fund will file such statements and reports as may be required by the laws of each jurisdiction in which the Rights and the Shares have been qualified as above provided.

                   (viii) The  Fund will make  generally  available  to its
               security holders as soon as practicable, but no later than 60 days after the end of the Fund's fiscal semi-annual or fiscal year-end period covered thereby, an earnings statement (which need not be audited) (in form complying with the provisions of Rule 158 of the Rules and Regulations of the Securities Act) covering a twelve-month period beginning not later than the first day of the Fund's fiscal semi-annual period next following the "effective" date (as defined in said Rule 158) of the Registration Statement.

                    (ix) For a period of 180 days from the date of this Agreement, the Fund will not, without the prior consent of the Dealer Manager, which consent will not be unreasonably withheld, offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities, other than the Rights and the Shares and the Common Shares issued in reinvestment of dividends or distributions.

                    (x) The Fund will use the net  proceeds  from the Offer
               as set forth under "Use of Proceeds" in the Prospectus.

                    (xi) The Fund  will use its best  efforts  to cause the
               Shares to be duly authorized for listing by the New York Stock Exchange prior to the time the Shares are issued.

                    (xii) The Fund will use its best  efforts  to  maintain
               its qualification as a regulated investment company under Subchapter M of the Code.

                   (xiii) The  Fund will  advise or cause the  Subscription
               Agent to advise the Dealer Manager and each Soliciting Dealer from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Holders exercising Rights, the total number of Rights exercised by each Holder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Soliciting Dealer, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Soliciting Dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Soliciting Dealer, not later than 5:00 P.M., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Soliciting Dealer, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Soliciting Dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request.

                  (b) Neither of the Fund nor the Investment Manager will take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Shares; PROVIDED that any action in connection with the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the meaning of this Section 4(b).

            5.  PAYMENT OF EXPENSES.

                  (a) The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares and subscription certificates relating to the Rights, (iii) the fees and disbursements of the Fund's counsel (including the fees and disbursements of local counsel) and accountants, (iv) the qualification of the Rights and the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, including filing fees, (v) the printing or other production and delivery to the Dealer Manager of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred with respect to filing with the National Association of Securities Dealers, Inc., (vii) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange, (viii) the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials and (ix) the fees and expenses incurred with respect to the Subscription Agent and Information Agent.

                  (b) In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Fund agrees to reimburse the Dealer Manager upon request made from time to time for its reasonable expenses incurred in connection with its activities under this Agreement, including the reasonable fees and disbursements of its legal counsel (excluding Blue Sky filing fees which are paid directly by the Fund), in an amount up to $100,000.

                  (c) If this Agreement is terminated by the Dealer Manager in accordance with the provisions of Section 6 or Section 9(a)(i), 9(a)(ii) or 9(a)(iii), the Fund agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Manager. In the event the transactions contemplated hereunder are not consummated, the Fund agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this Section 5 which the Fund would have paid if such transactions had been consummated.

            6. CONDITIONS OF THE DEALER MANAGER'S OBLIGATIONS. The obligations of the Dealer Manager hereunder are subject to the accuracy of the respective representations and warranties of the Fund and the Investment Manager contained herein, to the performance by the Fund and the Investment Manager of their respective obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the Record Date, or at such later time and date as may be approved by the Dealer Manager; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(c), (e), (h) or (j), as the case may be, under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Fund, the Investment Manager or the Dealer Manager, shall be contemplated by the Commission; and the Fund shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise).

                  (b) On the Representation Date and the Expiration Date, the Dealer Manager shall have received:

                         (1) The favorable opinions, dated the Representation Date and the Expiration Date, of Kirkpatrick & Lockhart LLP, counsel for the Fund, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                         (i) the Fund has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, has full power and authority (corporate and other) to own its properties and to conduct its business as described in the Registration Statement and the Prospectus, currently maintains, to the best knowledge of such counsel, all Licenses and Permits necessary to carry on its business as contemplated in the Prospectus (except that counsel need express no opinion as to securities or "blue sky" laws of any state), and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse change to the Fund's business, properties, financial position or results of operations.

                         (ii) the Fund is duly registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of knowledge of such counsel, threatened by the Commission, all required action has been taken under the Securities Act and the Investment

                    Company Act to make the public offering and consummate the issuance of the Rights and the issuance and sale of the Shares by the Fund upon exercise of the Rights, and the provisions of the Fund's declaration of trust and by laws comply as to form in all material respects with the requirements of the Investment Company Act and the rules and regulations thereunder.

                         (iii) the Fund's  authorized  capitalization is as
                    set forth in the Prospectus; the outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Shares of Beneficial Interest"; the Rights have been duly authorized by all requisite action on the part of the Fund for issuance pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Fund for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Fund pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights.

                         (iv) there is no pending or, to the best knowledge
                    of such counsel, threatened action, suit or proceeding affecting the Fund or to which the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Fund, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

                         (v) there are no  franchises,  contracts  or other
                    documents  of the Fund  required to be described in the

                    Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

                         (vi) each of the Fund Agreements has been duly authorized, executed and delivered by the Fund; complies with all applicable provisions of the Investment Company Act and the Advisers Act and the rules and regulations under such Acts; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Fund, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights and general principles of equity.

                         (vii) neither the issuance of the Rights,  nor the
                    issuance and sale of the Shares, nor the execution and delivery by the Fund of the Fund Agreements, nor the performance and consummation by the Fund of any other of the transactions contemplated in the Fund Agreements, nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a material breach or material violation of, or constitute a material default or a material event of default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of the Fund under the declaration of trust or bylaws of the Fund or the terms and provisions of any material agreement, indenture, mortgage, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties.

                         (viii) no consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Fund of the transactions contemplated by the Fund Agreements or the Registration Statement, except (A) such as have been obtained and
                    (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

                         (ix) the Common  Shares  have been duly  listed on
                    the New York Stock Exchange and the Shares have been duly approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

                         (x) the Registration  Statement is effective under
                    the Securities Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(c), (e), (h) or (j) required to be made to the date hereof has been made in the manner and within the time period required by Rule 497(c), (e), (h) or (j), as the case may be; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements, schedules, the notes thereto and the schedules and other financial, economic and statistical data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) as to their respective effective or issue dates comply as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the Rules and Regulations.

                         (xi) the  statements in the  Prospectus  under the
                    headings "THE OFFER-Certain Federal Income Tax Consequences of the Offer" and "FEDERAL TAXATION OF THE FUND AND ITS SHAREHOLDERS" fairly present the information disclosed therein in all material respects.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Fund, the Investment Manager and public officials.

            Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Fund and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement of belief with respect to the financial statements, schedules or other financial or statistical data included in or incorporated by reference in the Registration Statement, Prospectus or the Offering Materials).

                              (2) The favorable opinions, dated the Representation Date and the Expiration Date, of Glen A. Payne, Esq., counsel for the Investment Manager, to the effect that:

                         (i) the Investment Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and to conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business and to enable the Investment Manager to continue to supervise investments in securities as contemplated in the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse change to the Investment Manager's business, properties, financial position or results of operations.

                         (ii) the Investment  Manager is duly registered as
                    an investment adviser under the Advisers Act and is not prohibited by the Investment Company Act or the Advisers Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement.

                         (iii) each of this  Agreement  and the  Management
                    Agreement has been duly authorized, executed and delivered by the Investment Manager, complies with all applicable provisions of the Investment Company Act and the Advisers Act and the rules and regulations under such Acts and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Manager, subject to the qualification that the enforceability of the Investment Manager's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                         (iv) neither the execution nor delivery by the Investment Manager of this Agreement or the Management Agreement, nor the performance and consummation by the Investment Manager of its obligations under this Agreement or the Management Agreement, nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will materially conflict with, result in a material breach or material violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Manager under the charter or bylaws of the Investment Manager or the terms and provisions of any material agreement, indenture, mortgage, lease or other instrument to which the Investment Manager is a party or by which it may be bound or to which any of the property or assets of the Investment Manager is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Investment Manager or any of its properties.

                         (v) there is no pending or, to the best  knowledge
                    of such counsel, threatened action, suit or proceeding affecting the Investment Manager or to which the Investment Manager is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Investment Manager's condition (financial or other), business prospects, net worth or results of operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                         (vi) no consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required for the consummation by the Investment Manager of the transactions contemplated by this Agreement or the Management Agreement.

                         (vii) nothing has come to such counsel's attention
                    that would lead them to believe that the description of the Investment Manager in the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                        (viii) nothing has come to such counsel's attention
                    that would lead them to believe that the description of the Investment Manager in the Prospectus, as of its
                    date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement  of a  material  fact or omitted to state any
                    material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Investment Manager and public officials.

           Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Fund, the Investment Manager and their affiliates, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The Dealer Manager shall have received from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Dealer Manager, such opinion or opinions, dated the Representation Date and the Expiration Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require, and the Fund and the Investment Manager shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Fund shall have furnished to the Dealer Manager certificates of the Fund, signed by the President, the Treasurer, the Secretary, or a Vice President of the Fund, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best knowledge of such signer(s):

                    (i) the  representations  and warranties of the Fund in
               this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be, and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date or the Expiration Date, as the case may be;

                    (ii) no stop order suspending the  effectiveness of the
               Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Fund's knowledge, threatened; and

                    (iii) since the date of the most recent  balance  sheet
               included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business, prospects, net worth or results of operations of the Fund (excluding fluctuations in the Fund's net asset value due to investment activities in the ordinary course of business), except as set forth in or contemplated in the Prospectus.

                  (e) The Investment Manager shall have furnished to the Dealer Manager certificates of the Investment Manager, signed by the President, the Treasurer, the Secretary or a Vice President of the Investment Manager, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificates has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer(s), the representations and warranties of the Investment Manager in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be.

                  (f) PricewaterhouseCoopers LLP shall have furnished to the Dealer Manager letters, dated the Representation Date and the Expiration Date, in form and substance satisfactory to the Dealer Manager, stating in effect that:

                    (i) they are  independent  accountants  with respect to
               the Fund within the meaning of the Securities Act, the Investment Company Act and the Rules and Regulations;

                    (ii) in their opinion, the audited financial statements
               examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Investment Company Act and the respective Rules and Regulations with respect to registration statements on Form N-2;

                    (iii) they have  performed  specified  procedures,  not
               constituting an audit in accordance with generally accepted auditing standards, including a reading of the latest available unaudited financial information of the Fund, a reading of the minute books of the Fund, and inquiries of officials of the Fund responsible for financial and accounting matters and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that at a specified date not more than five business days prior to the Representation Date or the Expiration Date, as the case may be, there was any change in the Common Shares, any decrease in net assets or any increase in long-term debt of the Fund as compared with amounts shown in the most recent statement of assets and liabilities included or incorporated by reference in the Registration Statement, except as the Registration Statement discloses has occurred or may occur, or they shall state any specific changes, increases or decreases;

                    (iv) in addition to the procedures referred to in clause (iii) above, they have compared certain dollar amounts (or percentages as derived from such dollar amounts) and other financial information regarding the operations of the Fund appearing in the Registration Statement, which have previously been specified by the Dealer Manager and which shall be specified in such letter, and have found such items to be in agreement with the accounting and financial records of the Fund.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change, increase or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Fund, the effect of which, in any case referred to in clause
(i) or (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to proceed with the Offer as contemplated by the Registration Statement and the Prospectus.



                  (h) Prior to the Representation Date, the Fund and the Investment Manager shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement or waived by the Dealer Manager, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time prior to, the Expiration Date by the Dealer Manager. Notice of such cancellation shall be given to the Fund in writing or by telephone confirmed in writing.

            7.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) Each of the Fund and the Manager, jointly and severally, will indemnify and hold harmless the Dealer Manager, the directors, officers, employees and agents of the Dealer Manager and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act and
Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which the Dealer Manager, or any such person, may become subject under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the

Prospectus or Offering Materials, or any amendment or supplement to the Registration Statement, the Prospectus or Offering Materials, or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement, the Prospectus, or in any application or other document executed by or on behalf of the Fund or based on written information furnished by or on behalf of the Fund filed with the Commission,
(ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Dealer Manager in connection with, or relating in any manner to, the Rights or the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Fund nor the Manager shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Dealer Manager through its bad faith, willful misconduct, gross negligence or intentional failure to perform substantially the obligations and duties of the Dealer Manager under this Agreement); provided that neither the Fund nor the Manager will be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by the Dealer Manager and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Dealer Manager furnished in writing to the Fund by the Dealer Manager expressly for inclusion in the Registration Statement or the Prospectus. This indemnity agreement will be in addition to any liability that the Fund or the Manager might otherwise have.

                  (b) The Dealer Manager will indemnify and hold harmless the Fund and the Investment Manager, each person, if any, who controls the Fund or the Investment Manager within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, each trustee of the Fund and each officer of the Fund who signs the Registration Statement to the same extent as the foregoing indemnity from the Fund or the Manager to the Dealer Manager, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Dealer Manager furnished in writing to the Fund by the Dealer Manager expressly for use in the Registration Statement or Prospectus, such information being as set forth in
Section 7(h) hereof. This indemnity will be in addition to any liability that the Dealer Manager might otherwise have; provided, however, that in no case shall the Dealer Manager be liable or responsible for any amount in excess of the fees and commissions received by the Dealer Manager.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provision of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, disbursements and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 7(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees, disbursements and other charges of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraph of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Fund, the Investment Manager or the Dealer Manager, the Fund, the Investment Manager and the Dealer Manager will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Fund and the Investment Manager from persons other than the Dealer Manager, such as persons who control the Fund or the Investment Manager within the meaning of the Securities Act or the Exchange Act, officers of the Fund who signed the Registration Statement and trustees of the Fund, who may also be liable for contribution) to which the Fund, the Investment Manager and the Dealer Manager may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Fund and the Investment Manager on the one hand and the Dealer Manager on the other. The relative benefits received by the Fund and the Investment Manager (treated jointly for this purpose as one person) on the one hand and the Dealer Manager on the other hand shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Fund bear to the total fees received by the Dealer Manager, in each case as set forth on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only such relative benefits referred to in the foregoing sentence but also the relative fault of the Fund and the Investment Manager (treated jointly for this purpose as one person) on the one hand and the Dealer Manager on the other hand with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage in respect thereof, as well as any other relevant equitable considerations with respect to the Offering. Such relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Investment Manager or the Dealer Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Fund, the Investment Manager and the Dealer Manager agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d) any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Dealer Manager shall not be required to contribute any amount in excess of the fees received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each trustee of the Fund and each officer of the Fund who signed the Registration Statement will have the same rights to contribution as the Fund, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). Except for a settlement entered into pursuant to the last sentence of Section 7(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Fund and the Investment Manager contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Manager, (ii) acceptance of Shares and payment therefore or (iii) any termination of this Agreement.

                  (f) Notwithstanding any other provisions in this Section 7, no party shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of such person's intentional failure to perform such person's obligations and duties hereunder.

                  (g) The Fund and the Investment Manager agree to indemnify each Soliciting Dealer and controlling persons to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in subsections 7(a), 7(b), 7(c), 7(d), 7(e), and 7(f).

                  (h) The Fund and the Investment Manager acknowledge that the statements under the caption "THE OFFER-Distribution Arrangements" in the Prospectus constitute the only information furnished in writing to the Fund by the Dealer Manager expressly for use in such document, and the Dealer Manager confirms that such statements are correct in all material respects.

            8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The respective agreements, representations, warranties, indemnities and other statements of the Fund or its officers, of the Investment Manager and of the Dealer Manager set forth in or made pursuant to this Agreement shall survive the Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Manager or the Fund or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

            9.  TERMINATION OF AGREEMENT.

                  (a) This Agreement shall be subject to termination in the absolute discretion of the Dealer Manager, by notice given to the Fund prior to the expiration of the Offer, if prior to such time (i) financial, political, economic, currency, banking or social conditions in the United States shall have undergone any material change the effect of which on the financial markets makes it, in the Dealer Manager's judgment, impracticable or inadvisable to proceed with the Offer, (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Dealer Manager's judgment, impracticable or inadvisable to proceed with the Offer, (iii) trading in the Common Shares shall have been suspended by the Commission or the New York Stock Exchange, (iv) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or (v) a banking moratorium shall have been declared either by Federal or New York State authorities.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

            10. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telegraphed and confirmed to PaineWebber Incorporated, Attn:
Corporate Finance Department, 1285 Avenue of the Americas, New York, New York 10019; or if sent to the Fund or the Investment Manager will be mailed, or delivered or telegraphed and confirmed to them at: INVESCO Funds Group Inc., Attn. Glen Payne, 7800 East Union Avenue, Denver, Colorado 80237, Facsimile No.:
(303) 930-6307.

            11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

            12. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            14. LIMITATION OF LIABILITY. Consistent with the Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of the Fund under this Agreement are not binding upon any of the Trustees or shareholders of the Fund individually but are binding only against the assets and property of the Fund.

            If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Fund, the Investment Manager and the Dealer Manager.

                              Very truly yours,

                              INVESCO GLOBAL HEALTH SCIENCES FUND

                              By: /s/ Ronald L. Grooms
                                  ------------------------------------
                                  Name:  Ronald L. Grooms
                                  Title: Treasurer


                              INVESCO FUNDS GROUP, INC.

                              By: /s/ Ronald L. Grooms
                                  ------------------------------------
                                  Name:  Ronald L. Grooms
                                  Title: Senior Vice President and Treasurer


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PAINEWEBBER INCORPORATED


By: /s/ Oscar J. Junquera
    ------------------------
    Name:  Oscar J. Junquera
    Title: Managing Director

                                                            EXHIBIT A

                    INVESCO GLOBAL HEALTH SCIENCES FUND

             Rights Offering for Shares of Beneficial Interest

                        SOLICITING DEALER AGREEMENT

          THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                     June 18, 1999. UNLESS EXTENDED


To Securities Dealers and Brokers:

            INVESCO Global Health Sciences Fund (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on May 25, 1999 (the "Record Date") non-transferable rights ("Rights") to subscribe for an aggregate of up to 6,081,223 shares (the "Shares") of beneficial interest, par value $0.01 per share (the "Common Shares"), of the Fund upon the terms and subject to the conditions set forth in the Fund's Prospectus (the "Prospectus") dated May 25, 1999 (the "Offer"). Each such Record Date Shareholder is being issued one Right for each five full Common Shares owned on the Record Date. The Rights entitle the Record Date Shareholder, during the Subscription Period (as hereinafter defined) to acquire at the Subscription Price (as hereinafter defined), one Share for each Right held in the primary subscription. No fractional Shares will be issued. The Subscription Price will be __________________. The Subscription Period will commence on May 25, 1999 and end on the Expiration Date. (With respect to the Offer, the term "Expiration Date" means 5:00 p.m., New York City time, on June 18, 1999, unless and until the Fund shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Fund, will expire.) Any Record Date Shareholder who fully exercises all Rights issued to such shareholder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on primary subscription (the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allocation, as more fully discussed in the Prospectus.

            For the duration of the Offer, the Fund has authorized and the Dealer Manager has agreed to reallow Solicitation Fee to any qualified broker or dealer executing a Soliciting Dealer Agreement who solicits the exercise of Rights and the Over-Subscription Privilege in connection with the Offer and who complies with the procedures described below (a "Soliciting Dealer"). Upon timely delivery to EquiServe, Inc., the Fund's Subscription Agent for the Offer, of payment for Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and of properly completed and executed documentation as set forth in this Soliciting Dealer Agreement, a Soliciting Dealer will be entitled to receive the Solicitation Fee equal to 2.50% of the Subscription Price per Share so purchased; provided, however, that no payment shall be due with respect to the issuance of any Shares until payment therefor is actually received. A qualified broker or dealer is a broker or dealer which is a member of a registered national securities exchange in the United States or the National Association of Securities Dealers, Inc. ("NASD") or any foreign broker or dealer not eligible for membership who agrees to conform to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations in the United States to the same extent as if it were a member thereof.

            The Fund has authorized and the Dealer Manager has agreed to reallow
Solicitation Fee payable to the undersigned Soliciting Dealer and the Fund has agreed to indemnify such Soliciting Dealer on the terms set forth in the Dealer Manager Agreement, dated May 25, 1999, among PaineWebber Incorporated as the dealer manager (the "Dealer Manager"), the Fund and others (the "Dealer Manager Agreement"). Solicitation and other activities by Soliciting Dealers may be undertaken only in accordance with the applicable rules and regulations of the Securities and Exchange Commission and only in those states and other jurisdictions where such solicitations and other activities may lawfully be undertaken and in accordance with the laws thereof. Compensation will not be paid for solicitations in any state or other jurisdiction in which the opinion of counsel to the Fund or counsel to the Dealer Manager, such compensation may not lawfully be paid. No Soliciting Dealer shall be paid Solicitation Fees with respect to Shares purchased pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account or for the account of any affiliate of the Soliciting Dealer, except that the Dealer Manager shall receive the Solicitation Fees with respect to Shares purchased pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account provided that such Shares are offered and sold by the Dealer Manager to its clients. No Soliciting Dealer or any other person is authorized by the Fund or the Dealer Manager to give any information or make any representations in connection with the Offer other than those contained in the Prospectus and other authorized solicitation material furnished by the Fund through the Dealer Manager. No Soliciting Dealer is authorized to act as agent of the Fund or the Dealer Manager in any connection or transaction. In addition, nothing herein contained shall constitute the Soliciting Dealers partners with the Dealer Manager or with one another, or agents of the Dealer Manager or of the Fund, or create any association between such parties, or shall render the Dealer Manager or the Fund liable for the obligations of any Soliciting Dealer. The Dealer Manager shall be under no liability to make any payment to any Soliciting Dealer, and shall be subject to no other liabilities to any Soliciting Dealer, and no obligations of any sort shall be implied.

            In order for a Soliciting Dealer to receive Solicitation Fees, the Subscription Agent must have received from such Soliciting Dealer no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and full payment for such Shares; or (ii) a Notice of Guaranteed Delivery guaranteeing delivery to the Subscription Agent by close of business on the third business day after the Expiration Date, of (a) full payment for such Shares and (b) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights. Solicitation Fees will only be paid after receipt by the Subscription Agent of a properly completed and duly executed Soliciting Dealer Agreement and a Subscription Certificate designating the Soliciting Dealer in the applicable portion hereof. In the case of a Notice of Guaranteed Delivery, Solicitation Fees will only be paid after delivery in accordance with such Notice of Guaranteed Delivery has been effected. Solicitation Fees will be paid by the Dealer Manager (through the Subscription Agent) to the Soliciting Dealer by check to an address designated by the Soliciting Dealer below on or before the tenth business day following the day of final payment for Shares as set forth in the Prospectus.

            All questions as to the form, validity and eligibility (including time of receipt) of this Soliciting Dealer Agreement will be determined by the Fund, in its sole discretion, which determination shall be final and binding. Unless waived, any irregularities in connection with a Soliciting Dealer Agreement or delivery thereof must be cured within such time as the Fund shall determine. None of the Fund, the Dealer Manager, the Subscription Agent, the Information Agent for the Offer, Shareholder Communications Corp., or any other person will be under any duty to give notification of any defects or irregularities in any Soliciting Dealer Agreement or incur any liability for failure to give such notification.

            The acceptance of Solicitation Fees from the Fund by the undersigned Soliciting Dealer shall constitute a representation by such Soliciting Dealer to the Fund that: (i) it has received and reviewed the Prospectus; (ii) in soliciting purchases of Shares pursuant to the exercise of the Rights and the Over-Subscription Privilege, it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable rules and regulations thereunder, any applicable securities laws of any state or jurisdiction where such solicitations were made, and the applicable rules and regulations of any self-regulatory organization or registered national securities exchange; (iii) in soliciting purchases of Shares pursuant to the exercise of the Rights and the Over-Subscription Privilege, it has not published, circulated or used any soliciting materials other than the Prospectus and any other authorized solicitation material furnished by the Fund through the Dealer Manager; (iv) it has not purported to act as agent of the Fund or the Dealer Manager in any connection or transaction relating to the Offer; (v) the information contained in this Soliciting Dealer Agreement is, to its best knowledge, true and complete; (vi) it is not affiliated with the Fund; (vii) it will not accept Solicitation Fees paid by the Fund pursuant to the terms hereof with respect to Shares purchased by the Soliciting Dealer pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account;
(viii) it will not remit, directly or indirectly, any part of Solicitation Fees paid by the Fund pursuant to the terms hereof to any beneficial owner of Shares purchased pursuant to the Offer; (ix) it has agreed to the amount of the Solicitation Fees and the terms and conditions set forth herein with respect to receiving such Solicitation Fees, and (x) it will not engage in short sales of the Common Shares during the Offering Period. By returning a Soliciting Dealer Agreement and accepting Solicitation Fees, a Soliciting Dealer will be deemed to have agreed to indemnify the Fund and the Dealer Manager against losses, claims, damages and liabilities to which the Fund may become subject as a result of the breach of such Soliciting Dealer's representations made herein and described above. In making the foregoing representations, Soliciting Dealers are reminded of the possible applicability of the antimanipulation rules under the Exchange Act if they have bought, sold, dealt in or traded in any Shares for their own account since the commencement of the Offer.

            Upon expiration of the Offer, no Solicitation Fees will be payable to Soliciting Dealers with respect to Shares purchased thereafter.

            Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Dealer Manager Agreement or, if not defined therein, in the Prospectus.

            This Soliciting Dealer Agreement will be governed by the laws of the State of New York.

            Please execute this Soliciting Dealer Agreement below accepting the terms and conditions hereof and confirming that you are a member firm of the NASD or a foreign broker or dealer not eligible for membership who has conformed to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations of the type being undertaken pursuant to the Offer in the United States to the same extent as if you were a member thereof, and certifying that you have solicited the purchase of the Shares pursuant to exercise of the Rights, all as described above, in accordance with the terms and conditions set forth in this Soliciting Dealer Agreement. Please forward two executed copies of this Soliciting Dealer Agreement to PaineWebber Incorporated, Attn: Jose Aldeanueva, 1285 Avenue of the Americas, New York, NY 10019; (Tel. No.: (212) 713-3343 Facsimile No.: (212) 713-4205). A signed copy of this Soliciting Dealer Agreement will be promptly returned to the Soliciting Dealer at the address set forth below.

                                        Very truly yours,

                                        PaineWebber Incorporated


                                        By: _________________________________
                                            Name:
                                            Title:


PLEASE COMPLETE THE INFORMATION BELOW

__________________________________   ________________________________________
Printed Firm Name                    Address

_____________________________________________________________________________
Contact at Soliciting Dealer

__________________________________   ________________________________________
Authorized Signature                 Area Code and Telephone Number

__________________________________   ________________________________________
Name and Title                       Facsimile Number


Dated: ___________________________


Payment of the Solicitation Fee
shall be mailed by check to the
following address:

                         __________________________________

                         __________________________________

                         __________________________________